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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 12, 1999 (and to all references to our Firm) included in or made a part of New World Pasta Company's registration statement on Form S-4.

                                                             ARTHUR ANDERSEN LLP


New York, New York
      April 21, 1999